iShares®

iShares Trust (the “Trust”)

Supplement dated August 18, 2023 (the “Supplement”)

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAI”) for the iShares Currency Hedged

MSCI Canada ETF (HEWC), iShares Currency Hedged MSCI United Kingdom ETF (HEWU), iShares Factors US Value Style ETF (STLV) and iShares MSCI Germany Small-Cap ETF (EWGS)

(each a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

The Board of Trustees of the Trust approved a proposal to close and liquidate the Funds. After market close on October 30, 2023, the Funds will cease the creation and redemption of Creation Units. Trading in the Funds will be halted prior to market open on October 31, 2023. Proceeds of the liquidation are currently scheduled to be sent to Fund shareholders on or around November 2, 2023 (the “Liquidation Date”).

While each Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to October 30, 2023, the Fund will hold cash and securities that will not be consistent with its investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, the Trust cannot assure that there will be a trading market for Fund shares between market close on October 30, 2023 and the Liquidation Date because Fund shares will not be traded on the primary listing exchange identified in the Prospectus for each Fund (each a “Listing Exchange”) during that period.

Shareholders may sell their holdings of each Fund on its Listing Exchange until market close on October 30, 2023 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. As of the Liquidation Date, shares of the Fund will be individually redeemed. If you hold Fund shares on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on October 30, 2023, which will include any dividends or distributions calculated as of that date.

If you are subject to U.S. federal income tax, the liquidation of a Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, a Fund may declare taxable distributions of its investment income or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss, depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FC1-0823

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FOR FUTURE REFERENCE